UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  May 11, 2005


                               LECROY CORPORATION
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   DELAWARE                           0-26634                   13-2507777
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(State or Other Jurisdiction        (Commission               (IRS Employer
    of Incorporation)               File Number)             Identification No.)


       700 CHESTNUT RIDGE ROAD
      CHESTNUT RIDGE, NEW YORK                                     10977
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (845) 425-2000
                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act ( 17 CFR 240.14a-12)

| |    Pre-commencement communications
       pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-e4(c))

ITEM 8.01. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On May 11, 2005, LeCroy Corporation ("LeCroy" or the "Company") settled all claims and counterclaims in its patent litigation dispute with Tektronix, Inc. ("Tektronix"). Terms of the settlement are confidential. The Company expects the settlement to result in an impact on the consolidated results of operations for the three months and nine months ended March 31, 2005, of approximately $0.05 per weighted average diluted share. Further information regarding the effect of the settlement on the Company's consolidated results of operations will be contained in the Company's periodic report on Form 10-Q.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

         This Current Report on Form 8-K contains forward-looking statements. These and other factors that could cause actual results to differ materially, are discussed in more detail in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 7, 2004, Form 10-Q filed February 10, 2005, and subsequent filings the Company may make with the SEC from time to time, which can be viewed at the SEC's website at http://www.sec.gov.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Businesses Acquired.

             Not applicable.

         (b) Pro Forma Financial Information.

             Not applicable.

         (c) Exhibits.

             Not applicable.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               LECROY CORPORATION,
                               a Delaware corporation



Date:    May 12, 2005           By:    /s/ Scott D. Kantor
                                       ----------------------------------------
                                       Scott D. Kantor
                                       Vice President, Finance, Chief Financial
                                       Officer, Secretary and Treasurer